UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

Securities Purchase Agreement
On May 15, 2023, X4 Pharmaceuticals, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with several institutional accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors in a private placement (the “Private Placement”) (i) an aggregate of 34,521,046 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $1.52 per Share, which represents the closing price of the Common Stock reported on The Nasdaq Capital Market on May 15, 2023, and (ii) with respect to certain Investors, in lieu of Shares, pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 8,263,157 shares of Common Stock at a purchase price of $1.519 per Pre-Funded Warrant. The price per Pre-Funded Warrant represents the price of $1.52 per Share to be sold in the Private Placement, minus the $0.001 per share exercise price of each such Pre-Funded Warrant. The Pre-Funded Warrants are exercisable at any time after their original issuance and will not expire until exercised in full.

The Pre-Funded Warrants to be issued in the Private Placement will provide that a holder of the Pre-Funded Warrants will not have the right to exercise any portion of its Pre-Funded Warrants if such holder, together with its affiliates, would beneficially own in excess of 4.99% or 9.99% of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that each holder may increase or decrease the Beneficial Ownership Limitation by giving 61 days’ notice to the Company, but not to any percentage in excess of 19.99%.

The Private Placement is expected to close on or about May 18, 2023, subject to the satisfaction of certain customary closing conditions. The Company expects to receive aggregate gross proceeds from the Private Placement of approximately $65 million, before deducting the placement agent commissions and estimated offering expenses payable by the Company. The Company expects the net proceeds from the Private Placement to be used for continued clinical development and commercial readiness of its lead candidate, mavorixafor, and for working capital, and general corporate purposes.

The foregoing descriptions of the Securities Purchase Agreement and the Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1 and 4.1 hereto, respectively, and incorporated by reference herein.

Registration Rights Agreement
Also on May 15, 2023, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to register for resale the Shares and the issuance of the shares of Common Stock underlying the Pre-Funded Warrants held by the Investors (the “Registrable Securities”). Under the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale of the Registrable Securities promptly following the closing date of the Private Placement, and in no event later than thirty (30) days from the date of the Registration Rights Agreement (the “Filing Deadline”). The Company has agreed to use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable and to keep such registration statement effective until the date the Shares and the shares of Common Stock underlying the Pre-Funded Warrants covered by such registration statement have been sold or may be resold pursuant to Rule 144 without restriction. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities.

In the event (i) the registration statement has not been filed by the Filing Deadline, (ii) the registration statement has not been declared effective prior to the earlier of (A) five business days after the date which the Company is notified by the U.S. Securities and Exchange Commission (the “SEC”) that the registration statement will not be reviewed by the SEC staff or is not subject to further comment by the SEC staff, or (B) 45 days following the Filing Deadline (or, in the event the SEC reviews and has written comments to the registration statement, 100 days following the Filing Deadline) or (iii) after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement for any reason including by reason of a stop order or the Company’s failure to update such registration statement, subject to certain limited exceptions, then the Company has agreed to make pro rata payments to each Investor as liquidated damages in an amount equal to 1% of the aggregate amount invested by each such Investor in the Registrable Securities per 30-day period or pro rata for any portion thereof for each such month during which such event continues, subject to certain caps set forth in the Registration Rights Agreement.

The Company has granted the Investors customary indemnification rights in connection with the registration statement. The Investors have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 3.02    Unregistered Sales of Equity Securities.
The information contained above in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Investors in the Securities Purchase Agreement, the offering and sale of the securities will be made in reliance on the exemption afforded by Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and corresponding provisions of state securities or “blue sky” laws. The securities will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities will not involve a public offering and will be made without general solicitation or general advertising. The Investors represented that they are accredited investors, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that they are acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of the securities in violation of the U.S. federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01    Regulation FD Disclosure.

On May 16, 2023, the Company issued a press release announcing additional results from its global, pivotal, 4WHIM Phase 3 clinical trial of once-daily, oral mavorixafor in individuals with WHIM (Warts, Hypogammaglobulinemia, Infections, and Myelokathexis) syndrome. A copy of the press release is furnished as Exhibit 99.2 hereto and incorporated by reference herein. The Company is hosting a webinar to discuss the results at 4:00 p.m., Eastern Time, on May 16, 2023. A live audio webcast of the presentation will be available under “Events and Presentations” in the “Investors” section of the Company’s website at www.x4pharma.com. The webcast will be archived on the Company’s website for at least 30 days. The information contained in, or that can be accessed through, the Company’s website is not a part of this filing.

The information furnished under this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the SEC made by the Company, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.

Private Placement Press Release
On May 16, 2023, the Company issued a press release announcing the pricing of the Private Placement. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

4WHIM Phase 3 Trial Results
As noted above under Item 7.01, the Company announced additional results from its global, pivotal, 4WHIM Phase 3 clinical trial of once-daily, oral mavorixafor in individuals with WHIM syndrome on May 16, 2023. The Company is also hosting a webinar to discuss the results at 4:00 p.m., Eastern Time, on May 16, 2023.

Key highlights from the Company’s webinar include:
•Rate of Infections: In the trial, mavorixafor treatment resulted in a statistically significant reduction (~60%) in annualized infection rate versus placebo (p<0.01). In addition, the data showed that the reduction was greater with time on treatment, with participants on mavorixafor experiencing less than one infection per year versus 4.5 for those on placebo; during the second 6 months of the trial, the difference also achieved statistical significance (p<0.005).
•Severity of Infections: During the trial, 29% (5 of 17) of those on placebo experienced Grade 3 or higher infections, whereas only 7%, (1 of 14) of those on mavorixafor experienced a Grade 3 or higher infection, equating to a 75% reduction in the number of individuals experiencing severe infections. Importantly, the single Grade 3 infection in the mavorixafor treatment arm occurred during the first 3 months of the trial; after 3 months of treatment, there were no serious infections in the mavorixafor-arm, whereas the frequency of severe infections in those on placebo remained unchanged over the 52-week trial period.
•Duration of Infections: In the trial, mavorixafor treatment reduced the total duration (in days) of infections by more than 70% as compared to placebo, with those on placebo experiencing a mean of 7 weeks (49.1 days) with infections over the 52-week trial period versus a mean of only 2 weeks (14.1 days) with infections for those treated with mavorixafor.
•Other Infection Metrics: Mavorixafor treatment resulted in a 40% lower total infection score, a metric that combines infection number and severity (LS mean [95% CI]: mavorixafor, 7.41 [1.64–13.19]; placebo, 12.27 [7.24–17.30]). Treatment with mavorixafor also resulted in reductions in upper and lower respiratory tract and skin infections compared with those on placebo; participants on placebo required greater medical intervention, with 10 of the 17 participants on placebo requiring treatment with antibiotics over the course of the study, versus 3 of the 14 receiving mavorixafor; and slight improvements in warts were demonstrated both in the mavorixafor and placebo arms (no difference between arms).
•Safety and Tolerability: As reported previously, mavorixafor was generally well tolerated in the 4WHIM trial, with no drug-related serious adverse events, no treatment limiting toxicities, and no discontinuations due to safety. Approximately 90% of participants in the trial continued on to receive mavorixafor treatment in the ongoing open-label extension study.

A copy of the slide presentation for the Company’s webinar is being filed as Exhibit 99.3 hereto and incorporated by reference herein. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.3.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the expected closing of the Private Placement, anticipated proceeds from the Private Placement and the use thereof, the Company’s plans to file a registration statement to register the resale of the shares of Common Stock to be issued and sold in the Private Placement and the issuance of the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants, and the clinical progress of X4’s pipeline development programs, including the anticipated New Drug Application submission for mavorixafor for the treatment of WHIM syndrome and the timing thereof. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks relating to the Company’s inability, or the inability of the Investors, to satisfy the conditions to closing for the Private Placement; the closing of the Private Placement; on account of uncertainties inherent in the initiation and completion of clinical trials and clinical development; the risk that trials and studies may not have satisfactory outcomes; the risk that the outcomes of preclinical studies or earlier clinical trials will not be predictive of later clinical trial results; the risk that initial or interim results from a clinical trial may not be predictive of the final results of the trial or the results of future trials; the potential adverse effects arising from the testing or use of mavorixafor or other product candidates; the risk that the U.S. Food and Drug Administration (FDA) may not accept a regulatory submission for mavorixafor; the risk that the FDA may not approve mavorixafor for WHIM syndrome; the risks related to X4’s ability to raise additional capital; the impacts of general macroeconomic and geopolitical conditions, rising inflation, and uncertain credit and financial markets on X4’s business, clinical trials, and financial position; and other risks and uncertainties described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, which is on file with the SEC; and risks described in other filings that the Company makes with the SEC in the future. Any forward-looking statements contained in this Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Form of May 2023 Pre-Funded Warrant.
10.1	Securities Purchase Agreement, dated May 15, 2023, by and among X4 Pharmaceuticals, Inc. and the persons party thereto.
10.2	Registration Rights Agreement, dated May 15, 2023, by and among X4 Pharmaceuticals, Inc. and the persons party thereto.
99.1	Press release announcing Private Placement, dated May 16, 2023.
99.2	Press Release announcing 4WHIM Phase 3 trial results, dated May 16, 2023.
99.3	Webinar Presentation, dated May 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: May 16, 2023	By:	/s/ Adam Mostafa
Adam Mostafa
Chief Financial Officer